UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 26, 2007

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01.	Completion of Acquisition or Disposition of Assets.

        On February 26, 2007, Journal Communications, Inc. (the “Company”) completed the sale to Q-Comm Corporation (“Q-Comm”) of 100% of the stock of the Company’s telecommunications subsidiary, Norlight Telecommunications, Inc. (“Norlight”), for $185 million, subject to certain working capital and long-term liability adjustments. Net proceeds to the Company, after taxes and transaction expenses, are expected to be approximately $125 — $130 million. In the short-term, the Company will use the proceeds to reduce its obligations under its unsecured revolving credit facility. The Company’s after-tax gain on the sale — which will be recorded in the first quarter 2007 — is expected to approximate $60 million.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information.

        The following pro forma financial statements are filed as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein:

(i) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006.

(ii) Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006 (incorporated by reference to Exhibit 99.1 to Journal Communications, Inc.‘s Current Report on Form 8-K dated February 14, 2007 (Commission File No. 1-31805)).

(99.2)	Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006 (incorporated by reference to Exhibit 99.2 to Journal Communications, Inc.‘s Current Report on Form 8-K dated February 14, 2007 (Commission File No. 1-31805)).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: February 27, 2007	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel and
Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.
Exhibit Index to Current Report on Form 8-K
Dated February 26, 2007

Exhibit
Number

(99.1)	Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006 (incorporated by reference to Exhibit 99.1 to Journal Communications, Inc.‘s Current Report on Form 8-K dated February 14, 2007 (Commission File No. 1-31805)).

(99.2)	Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006 (incorporated by reference to Exhibit 99.2 to Journal Communications, Inc.‘s Current Report on Form 8-K dated February 14, 2007 (Commission File No. 1-31805)).